UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2006

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Federal                    000-50962               59-3764686
           --------                   ---------               ----------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 7.01. REGULATION FD DISCLOSURE.

        On June 2, 2006, the Company issued a press release announcing that management will conduct a series of meetings with institutional investors on June 5-6, 2006. The full text of the press release is set forth in Exhibit 99.1.

        A copy of management's presentation used at these meetings will be posted to the Company's website and available to all investors as of June 5, 2006, and for a period of 60 days.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits.

               99.1        Press Release dated June 2, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLANTIC COAST FEDERAL CORPORATION


Date:  June 2, 2006                 By:  /s/ Robert J. Larison, Jr.
                                         ---------------------------------------
                                             Robert J. Larison, Jr.
                                             President and Chief Executive
                                             Officer
                                             (Duly Authorized Representative)



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                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
------          -------------------------

    99.1        Copy of press release issued by the Company on June 2, 2006.